UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                November 27, 2017

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure.

On November 28, 2017, Alan R. Curtis, Oceaneering's Senior Vice President and Chief Financial Officer, will meet with institutional investors at the Jefferies 2017 Energy Conference in Houston, Texas. Interested parties may view the handout given to investors through the Investor Relations section of Oceaneering's website, at www.oceaneering.com, beginning on November 27, 2017, after the close of the market.
The definitions and rationale for the use of the non-GAAP terms EBITDA and Free Cash Flow in the Supplemental Financial Information section of the handout and the reconciliations to their most directly comparable GAAP financial measures can be found where the terms first appear.
The information furnished pursuant to this Item 7.01 shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Please note that certain statements in the meetings and accompanying handout are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 and are subject to the "Safe Harbor" provisions of those statutes. Forward-looking statements are generally accompanied by words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "plan," "guidance," "forecast," "budget," "goal," "should," "would" or other words that convey the uncertainty of future events or outcomes. Among other items, the forward-looking statements in the meetings and handout include statements regarding:

•	our belief we have strong market positions;

•	our belief we have a solid balance sheet;

•	our belief we have financial flexibility to grow the company with more focus on operating expenditures in the production phase of the offshore life cycle;

•	our belief that, longer term, deepwater is still critical to reserve replenishment;

•	our belief that we will provide up to 10 ROVs and subsea tooling aboard certain Heerema's deepwater construction vessels and semi-submersible crane vessels on a global basis through 2020;

•	our belief that we will provide up to eight ROVs, survey and associated services, including subsea tooling, engineering, communication and data solutions, to support Mærsk's global operations;

•	our belief regarding the operational benefits of our remote ROV control capability, such as via our Norway Mission Center;

•	our belief that we can provide ROV technologies that enable better control and video imaging, precise tool manipulation, and adherence to industry requirements;

•	forecast information regarding hardware capex and subsea installations;

•	our belief that we can deliver a one-stop-shop solution including vessel and ROV services, tooling, and well intervention solutions around the world;

•	our belief in the capabilities and benefits of our well intervention systems;

•	our estimate that the Ocean Evolution will be delivered at the end of 2017;

•	our organic capex estimate for 2017;

•	our intention to continue to consider investments that augment our service or product offerings, with more focus on our customers' operating expenditures;

•	our suspension of quarterly dividends;

•	our intention to consider share repurchases;

•	our belief that we are leveraged to deepwater, and traits of deepwater projects;

•	forecast information regarding incremental production sources and our belief that in the long term offshore will play an essential role in global oil supply;

•	our 2017 fourth quarter and full year, and 2018 full year outlook;

•	our belief that the offshore oilfield services market continues to be challenging;

•	our intention to look for opportunities to grow the company;

•	our intention to defend, or grow our market share;

•	our intention to engage more directly with customers to develop value added solutions that increase their cash flow;

•	our expectation to drive efficiencies throughout the organization;

•	our belief that we can control costs and maintain an organization commensurate with existing business levels; and

•	our belief that we can maintain a strong balance sheet.

These forward-looking statements are based on our current information and expectations that involve a number of risks, uncertainties, and assumptions. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are:

•	worldwide demand for oil and gas;

•	general economic and business conditions and industry trends;

•	delays in deliveries of deepwater drilling rigs;

•	delays in or cancellations of deepwater development activities;

•	the ability of the Organization of Petroleum Exporting Countries, or OPEC, to set and maintain production levels;

•	the level of production by non-OPEC countries;

•	the ability of oil and gas companies to generate funds for capital expenditures;

•	contract modifications or cancellations;

•	domestic and foreign tax policy;

•	laws and governmental regulations that restrict exploration and development of oil and gas in various offshore jurisdictions;

•	technological changes;

•	the political environment of oil-producing regions;

•	the price and availability of alternative fuels; and

•	overall economic conditions.

Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. For additional information regarding these and other factors that could cause our actual results to differ materially from those expressed in our forward-looking statements, see our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2016 and our Quarterly Reports on Form 10-Q.

Except as required by applicable law, we do not undertake any obligation to update or revise any of our forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	November 27, 2017	By:	/S/ W. Cardon Gerner
W. Cardon Gerner
Senior Vice President and Chief Accounting Officer

4